Exhibit 10.36


                                 AMENDMENT NO. 6

     AMENDMENT NO. 6 dated as of September 29, 2006 (this "Amendment") by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Borrower"), Quaker Fabric Corporation, a Delaware corporation (the "Parent" and together with the Borrower and the Guarantors signatory hereto, the "Loan Parties"), Bank of America, N.A. and the other lenders party hereto (collectively, the "Lenders", and individually, a "Lender") and Bank of America, N.A., as Administrative Agent, Issuing Bank and Cash Management Bank.

     WHEREAS, the Parent, the Borrower, the Lenders party thereto, the Administrative Agent, the Issuing Bank and the Cash Management Bank are parties to that certain Revolving Credit and Term Loan Agreement, dated as of May 18, 2005 (as amended and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

     WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     NOW THEREFORE, in consideration of the foregoing, the promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendment. Subject to the satisfaction of the conditions specified in
Section 2 herein, Section 9.1 of the Credit Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following new table:

        ----------------------------------------------------------------------
              Month                             Minimum Consolidated EBITDA
        ----------------------------------------------------------------------
         October of 2006                                $1,300,000
        ----------------------------------------------------------------------
         November of 2006                               $1,550,000
        ----------------------------------------------------------------------
         December of 2006                               $1,200,000
        ----------------------------------------------------------------------
         January of 2007                                $1,200,000
        ----------------------------------------------------------------------
         February of 2007                               $1,200,000
        ----------------------------------------------------------------------

     2. Condition Precedent. The Administrative Agent, the Lenders and the Loan Parties agree that this Amendment shall become effective upon the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent.

     3. No Waiver. Except as otherwise expressly provided for in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect without modification or waiver.

     4. Miscellaneous.

     (a) This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     (b) This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment shall constitute obligations under the Loan Documents and be secured by the collateral security for the Obligations.

     5. Counterparts. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Amendment it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     6. Entire Agreement. This Amendment, together with the other Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby.

     7. Severability. The provisions of this Amendment are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Amendment in any jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                        QUAKER FABRIC CORPORATION OF FALL RIVER
                                        QUAKER FABRIC CORPORATION
                                        QUAKER TEXTILE CORPORATION
                                        QUAKER FABRIC MEXICO, S.A. de C.V.

                                        By: /s/ Paul J. Kelly
                                            ------------------------------------
                                            Name: Paul J. Kelly
                                            Title: Vice President Finance



                                        BANK OF AMERICA, N.A. individually and
                                        as Administrative Agent, Issuing Bank
                                        and Cash Management Bank

                                        By: /s/ Matthew T. O'Keefe
                                            ------------------------------------
                                            Name: Matthew T. O'Keefe
                                            Title: Senior Vice President



                                        WELLS FARGO FOOTHILL, LLC

                                        By: /s/ Jennifer Fong
                                            ------------------------------------
                                            Name:  Jennifer Fong
                                            Title: AVP



                                        MERRILL LYNCH CAPITAL, A DIVISION OF
                                        MERRILL LYNCH BUSINESS FINANCIAL
                                        SERVICES INC.

                                        By: /s/ James Betz
                                            ------------------------------------
                                            Name: James Betz
                                            Title: VP